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                                                                    EXHIBIT 10.7


                                  AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                         MANAGEMENT RETENTION AGREEMENT
                      (SPECIFIC TO CERTAIN TIER 2 OFFICERS)



                  This Amendment to the Third Amended and Restated Management Retention Agreement between Caliber System, Inc. (the "Company") and X (the "Executive") is entered into this 4th day of October, 1997.

                  WHEREAS, the Company and the Executive entered into a Third Amended and Restated Management Retention Agreement on August 28, 1997 (the "Agreement");

                  WHEREAS, the Company desires to amend the Agreement; and

                  WHEREAS, the Executive agrees to amend the Agreement.

                  NOW THEREFORE, the Company and the Executive agree as follows:

                  Section 3(a)(4) of the Agreement is deleted in its entirety and Section 3(a)(5) is redesignated as Section 3(a)(4).

                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer of the Company. Executive has executed this Amendment as of the date and year first written above.

                                                CALIBER SYSTEM, INC.



                                                By:
                                                   -----------------------------


Agreed to this 4th day of October, 1997.




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[Executive's Name]